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                                  EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LARGO VISTA GROUP, LTD. (the "Company") on Form 10-QSB for the period ending MARCH 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Albert Figueroa, Chief Financial Officer of Largo Vista Group, Ltd., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/S/ ALBERT FIGUEROA
-----------------------------
Albert Figueroa
Chief Financial Officer
May 26, 2004